Supplement to the Statutory Prospectus, Summary Prospectus and Statement of Additional Information

CREDIT SUISSE EMERGING MARKETS EQUITY FUND

The following information supersedes certain information in the fund's Statutory Prospectus, Summary Prospectus and Statement of Additional Information.

On June 7, 2017, the Board of Trustees (the "Board") of Credit Suisse Opportunity Funds (the "Trust") approved a Plan of Liquidation, Dissolution and Termination (the "Plan") for Credit Suisse Emerging Markets Equity Fund (the "Fund"), a series of the Trust, whereby the assets of the Fund would be liquidated and the Fund subsequently dissolved.

IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED EFFECTIVE JUNE 8, 2017.

The liquidation of the Fund, originally scheduled for June 23, 2017, has been delayed due to a delay in the repatriation of cash associated with one of the Fund's emerging markets positions. The Fund expects such cash repatriation to be delayed by up to several weeks and the Fund's liquidation will be delayed until the cash is received. In anticipation of the previously scheduled liquidation date of June 23, 2017, the Fund's portfolio has been converted to cash and shareholders can continue to redeem their shares at net asset value on any business day at any time prior to the Fund's expected future liquidation date. Any shareholder remaining in the Fund as of the new liquidation date will be entitled to receive a distribution in an amount equal to the net asset value of his/her shares as of such date. Each shareholder may also receive unpaid income dividends and capital gain distributions. The liquidation of the Fund is expected to have tax consequences for a shareholder. Shareholders of the Fund should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem their Fund shares prior to such liquidation date. A previous notice describing the Plan and the liquidation and dissolution of the Fund was mailed to shareholders.

Dated: June 21, 2017	16-0617 for CS-PRO EME-SUMPRO 2017-002